TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE GLOBAL VALUE FUND II —

CURRENCY UNHEDGED (the “Fund”)

Supplement dated July 29, 2014

to the Prospectus dated July 29, 2014 (the “Prospectus”)

Effective August 11, 2014 at 4:00 p.m. Eastern Time, the Fund will close to most new investors until further notice.

The Fund will remain open to existing shareholders (up to certain daily limits) as follows:

•	Existing shareholders of the Fund may add to their accounts, including through reinvestment of distributions.
•	Existing shareholders of other Tweedy, Browne Funds may establish an investment in the Fund.
•	Financial Advisors who currently have clients invested in the Fund may open new accounts and add to such accounts where operationally feasible.
•	Participants in retirement plans utilizing a Tweedy, Browne Fund as an investment option on August 11, 2014 may also designate the Fund, where operationally feasible.
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Investors may purchase the Fund through certain sponsored fee-based programs, provided that the sponsor has received permission from Tweedy, Browne that shares may continue to be offered through the program.

•	Employees of Tweedy, Browne and their family members may open new accounts and add to such accounts.
•	Existing separate account clients of Tweedy, Browne may open new accounts in the Fund.

The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time and to reject any investment for any reason.

This Supplement should be retained with your Prospectus for future reference.